UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: December 15, 2003
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



              Nevada                     0-17371                88-0182808
   (State or other jurisdiction        (Commission           (I.R.S. Employer
of incorporation or organization)      File Number)       Identification Number)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)



                                 (405) 488-1304
              (Registrant's telephone number, including area code)

        Item 9.01 Financial Statements and Exhibits

        (a) Financial Statements of the Businesses Acquired.

        Filed herewith as Exhibits 99.1 and 99.2 are audited statements of Revenue and Expenses for the two years ended May 31, 2003 and unaudited interim historical operating data for the six months ended November 30, 2003 and 2002 as required by this Item 9.01 for the oil and gas properties acquired from Devon Energy Production Company, L.P. and Tall Grass Gas Services, L.L.C., which were acquired by registrant as reported in a Current Report on Form 8-K filed January 6, 2003.

        (b) Pro Forma Financial Information.

        Filed herewith as Exhibit 99.3 are the unaudited pro forma consolidated condensed balance sheets, and the unaudited pro forma consolidated condensed statements of operations for the registrant, giving effect to the acquisition of oil and gas properties from Devon Energy Production Company, L.P. and Tall Grass Gas Services, L.L.C. by the registrant as described in a Current Report on Form 8-K filed January 6, 2003.




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


       (c) Exhibits.

       Exhibit
       Number        Description
       -------       -----------

        23.1        Consent of Independent Accountants.

        99.1 Audited statements of revenue and expenses of oil and gas properties acquired from Devon Energy Production Company, L.P. and Tall Grass Gas Services, L.L.C. for each of the two years in the period ended May 31, 2003.

        99.2 Unaudited interim historical operating data for oil and gas properties acquired from Devon Energy Production Company, L.P. and Tall Grass Gas Services, L.L.C. for each of the six months ended November 30, 2003 and 2002.

        99.3 Unaudited pro forma consolidated condensed balance sheets of Quest Resource Corporation as of May 31, 2003 and November 30, 2003 and unaudited proforma consolidated condensed statement of operations of Quest Resource Corporation for the year ended May 31, 2003 and the six month period ended November 30, 2003 giving effect to the acquisition of oil and gas properties acquired from Devon Energy Production Company, L.P. and Tall Grass Gas Services, L.L.C.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       QUEST RESOURCE CORPORATION



                                       By: /s/ Jerry D. Cash
                                           --------------------------------
                                           Jerry D. Cash
                                           Co-Chief Executive Officer

         Date:   September 20, 2004





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